SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant   [X]
Filed by a Party other than the Registrant   [  ]

Check the appropriate box:
[ X] Preliminary Proxy Statement   [   ] Confidential, For Use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))
[   ] Definitive Proxy Statement
[   ] Definitive Additional Materials
[   ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

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                          Eaton Vance Municipals Trust

                (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

(1)  Title of each class of securities to which transaction applies:

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 (2) Aggregate number of securities to which transaction applies:
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 (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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 (4) Proposed maximum aggregate value of transaction:
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 (5) Total fee paid:
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[ ]  Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount Previously Paid:
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 (2) Form, Schedule or Registration Statement no.:
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 (3) Filing Party:
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 (4) Date Filed:
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
                      EATON VANCE NATIONAL MUNICIPALS FUND
                            THE EATON VANCE BUILDING
                                255 STATE STREET
                           BOSTON, MASSACHUSETTS 02109

                                                                 August 12, 2002


Dear Shareholder:


We cordially invite you to attend a Special Meeting of Shareholders of Eaton Vance National Municipals Fund (the "Fund"), a series of Eaton Vance Municipals Trust (the "Trust") on Monday, October 7, 2002 to consider two Proposals. We ask you to read the enclosed information carefully and to submit your vote promptly.

In the proxy statement that follows this letter, the current Trustees are asking shareholders to elect a slate of Trustees that includes all of the existing Trustees (except for one that is retiring) and one new Trustee. The existing Trustees serve on the Boards of multiple Eaton Vance funds. If the entire slate is elected, at least two-thirds of the Board will continue to be composed of Trustees that are independent of Fund management. The Trustees are also asking Fund shareholders to modernize the Fund's fundamental investment restrictions by eliminating those restrictions that are either not required to be fundamental or not required at all, and amending certain other restrictions to conform them to those used by other Eaton Vance funds in order to facilitate Eaton Vance Management's compliance program.

We realize that most shareholders will not be able to attend the meeting and vote their shares in person. However, we do need your vote. You can vote by MAIL, TELEPHONE, or through the INTERNET, as explained in the enclosed material. If you later decide to attend the meeting, you may revoke your proxy and vote your shares in person if you wish. By voting promptly, you can help your Fund avoid the expense of additional mailings.

If you would like additional information concerning either proposal, please call one of our service representatives at 1-866-387-2378. Your participation in this vote is extremely important.

                                          Sincerely,



                                          James B. Hawkes
                                          President and Chief Executive Officer
                                          Eaton Vance Management

SHAREHOLDERS ARE URGED TO SIGN AND MAIL THE ENCLOSED PROXY IN THE ENCLOSED POSTAGE PREPAID ENVELOPE SO AS TO OBTAIN A QUORUM AT THE MEETING. THIS IS IMPORTANT WHETHER YOU OWN A FEW SHARES OR MANY SHARES.

                      EATON VANCE NATIONAL MUNICIPALS FUND
                            THE EATON VANCE BUILDING
                                255 STATE STREET
                           BOSTON, MASSACHUSETTS 02109

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD OCTOBER 7, 2002

A Special Meeting of the Shareholders will be held at the principal office of the Fund, The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, on Monday, October 7, 2002 at 1:30 P.M. (Eastern Standard Time), for the following purposes:

     1.   To consider and act upon a proposal to elect Trustees;

     2. To consider and act upon a proposal to eliminate or amend certain fundamental investment restrictions (as set forth in Exhibit A to the accompanying Proxy Statement); and

     3. To consider and act upon any other matters which may properly come before the meeting and any adjourned session thereof.

These proposals are discussed in greater detail in the following pages.

The meeting is called pursuant to the By-Laws of the Fund. The Board of Trustees of the Fund has fixed the close of business on August 9, 2002 as the record date for the determination of the shareholders of the Fund entitled to notice of and to vote at the meeting and any adjournments thereof.


                                       By Order of the Board of Trustees


                                       Alan R. Dynner
                                       Secretary

August 12, 2002
Boston, Massachusetts

                                    IMPORTANT
SHAREHOLDERS CAN HELP THE BOARD OF TRUSTEES AVOID THE NECESSITY AND ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATIONS TO OBTAIN A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES AND IS INTENDED FOR YOUR CONVENIENCE.

                      EATON VANCE NATIONAL MUNICIPALS FUND
                            THE EATON VANCE BUILDING
                                255 STATE STREET
                           BOSTON, MASSACHUSETTS 02109


                                 PROXY STATEMENT

A proxy is enclosed with the foregoing Notice of a Special Meeting of the Fund to be held October 7, 2002 at The Eaton Vance Building, 255 State Street, Boston, MA 02109, for the benefit of shareholders who do not expect to be present at the meeting. The proxy is solicited on behalf of the Board of Trustees, and is revocable by the person giving it prior to exercise by a signed writing filed with the Fund's proxy tabulator, Management Information Services, an ADP Company, P.O. Box 9123, Hingham, MA 02043-9123, or by executing and delivering a later dated proxy, or by attending the meeting and voting the shares in person. Each proxy will be voted in accordance with its instructions; if no instruction is given, an executed proxy will authorize the persons named as attorneys, or any of them, to vote in favor of each matter. This proxy material is initially being mailed to shareholders on or about August 12, 2002. Supplementary solicitations may be made by mail, telephone, telegraph, facsimile or electronic means.

The Trustees have fixed the close of business on August 9, 2002 as the record date for the determination of the shareholders entitled to notice of and to vote at the meeting and any adjournments thereof. Shareholders at the close of business on the record date will be entitled to one vote for each share held. As of June 30, 2002, there were 189,612,309.777 shares of beneficial interest of the Fund consisting of Class A, B, C and I shares.

The persons who held of record more than 5% of the outstanding shares of each class of the Fund as of June 30, 2002 are set forth in Exhibit B. To the knowledge of the Fund, no other person owns (of record or beneficially) 5% or more of the Fund's outstanding shares. The Trustees and officers of the Trust, as a group, own beneficially less than 1% of the shares of the Fund, except as indicated on Exhibit B. Shareholders of all classes of shares of the Fund will vote jointly on each proposal. As noted in Proposal 1, a plurality of the shares of the entire Trust is required to approve that proposal.

The Trustees know of no business other than the business mentioned in Proposals 1 and 2 of the Notice of Meeting that will be presented for consideration. If any other matters are properly presented, it is the intention of the persons named as attorneys in the enclosed proxy to vote the proxies in accordance with their judgment on such matters.

The Fund will furnish without charge a copy of the Fund's most recent Annual Report and its Semi-Annual Report to any shareholder upon request. Shareholders desiring to obtain a copy of such report should write to the Fund c/o Eaton Vance Management, The Eaton Vance Building, 255 State Street, Boston, MA 02109,
Attn: Proxy Coordinator, or call 1-866-387-2378.

                        PROPOSAL 1. ELECTION OF TRUSTEES
The Fund is in the master-feeder structure and invests its assets in a corresponding portfolio named National Municipals Portfolio (the "Portfolio"). The Board of Trustees has proposed that the slate of persons listed in the table set forth below be elected as Trustees of the Trust and the Portfolio. Each person currently serves as a Trustee for multiple funds in the Eaton Vance Group of Funds, except for Mr. Dornbusch who is a nominee for election to the Board. If elected, Mr. Dornbusch will replace Jack Treynor, a current Trustee who is retiring pursuant to the Trust's mandatory retirement policy and is not proposed for election. Other than the nomination of Mr. Dornbusch and the retirement of

Mr. Treynor, the slate of nominees for the Board consists of persons currently serving as Trustees on the Board. The slate of Trustees is being submitted to shareholders so that the Trust and the Portfolio can comply with a federal securities law requirement that provides, in summary, that at least two-thirds of the Trustees holding office be elected by shareholders.

TRUSTEE NOMINATIONS

The nominees for Trustee and their principal occupations for at least the last five years are set forth in the table below.

INTERESTED TRUSTEES

James B. Hawkes is an "interested person" (as defined in the Investment Company Act of 1940 (the "1940 Act") by reason of his affiliations with the Fund; Eaton Vance Management ("EVM" or "Eaton Vance"); Boston Management and Research ("BMR"), a wholly-owned subsidiary of EVM; and Eaton Vance Distributors, Inc. ("EVD"), a wholly-owned subsidiary of EVM. EVM, BMR and EVD are indirect wholly-owned subsidiaries of Eaton Vance Corp. ("EVC"), a publicly traded holding company. (EVM, EVD, EVC, BMR and their affiliates are sometime referred to collectively as the "Eaton Vance Organization".)

Jessica M. Bibliowicz is an "interested person" because of her affiliation with a brokerage firm that is and has been a dealer in shares of the Fund and of other Funds for which EVM or BMR acts as investment adviser or for which EVD serves as principal underwriter.

                                                                                                  NUMBER OF
                                                                                                PORTFOLIOS IN
                                                                                                 FUND COMPLEX
                                           TERM OF                                                OVERSEEN BY
                         POSITION(S)      OFFICE AND                                              TRUSTEE OR     OTHER DIRECTORSHIPS
NAME, ADDRESS           HELD WITH THE      LENGTH OF     PRINCIPAL OCCUPATION(S) DURING PAST      NOMINEE FOR    HELD BY TRUSTEE OR
AND AGE(1)          TRUST AND PORTFOLIO   TIME SERVED                 FIVE YEARS                   TRUSTEE(2)    NOMINEE FOR TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
JESSICA M. BIBLIOWICZ   Trustee           Since 1998     President and Chief Executive Officer           176     None
DOB: 11/28/59                                            of National Financial Partners
                                                         (financial services company) (since
                                                         April 1999).  President and Chief
                                                         Operating Officer of John A. Levin &
                                                         Co. (registered investment adviser)
                                                         (July 1997 to April 1999) and a
                                                         Director of Baker, Fentress & Company
                                                         which owns John A. Levin & Co. (July
                                                         1997 to April 1999).  Formerly,
                                                         Executive Vice President of Smith
                                                         Barney Mutual Funds (July 1994 to June
                                                         1997).

JAMES B. HAWKES         Vice President    Vice           Chairman, President and Chief Executive         176     Director of EVC, EV
DOB: 11/9/41            and Trustee       President      Officer of BMR, Eaton Vance and their                   and EVD
                                          and Trustee    corporate parent and Trustee (EVC and
                                          of the Trust   Eaton Vance, Inc. ("EV")); Vice
                                          since 1985;    President of EVD.  President or officer
                                          Vice           of 172 investment companies in the
                                          President of   Eaton Vance Fund Complex.
                                          the
                                          Portfolio
                                          since 1993
                                          and Trustee
                                          of the
                                          Portfolio
                                          since 1992

                                       2

                                                                                                   NUMBER OF
                                                                                                  PORTFOLIOS IN
                                                                                                   FUND COMPLEX
                                            TERM OF                                                OVERSEEN BY
                          POSITION(S)      OFFICE AND                                              TRUSTEE OR    OTHER DIRECTORSHIPS
NAME, ADDRESS            HELD WITH THE     LENGTH OF      PRINCIPAL OCCUPATION(S) DURING PAST      NOMINEE FOR   HELD BY TRUSTEE OR
AND AGE(1)            TRUST AND PORTFOLIO  TIME SERVED                 FIVE YEARS                   TRUSTEE(2)   NOMINEE FOR TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
NONINTERESTED TRUSTEES


RUDI DORNBUSCH          Current Nominee        --        Professor of Economics and                      176     None
DOB: 6/8/42             for Trustee                      International  Management,
                                                         Massachusetts Institute of Technology.
                                                         Partner, FDO Partners LLC (an asset
                                                         management and financial advisory firm).

DONALD R. DWIGHT        Trustee           Trustee of     President of Dwight Partners, Inc. (a           176     Trustee/Director of
DOB: 3/26/31                              the Trust      corporate relations and communications                  the Royce Funds
                                          since 1986;    company).                                               (mutual funds)
                                          of the
                                          Portfolio
                                          since 1992

SAMUEL L. HAYES, III    Trustee           Trustee of     Jacob H. Schiff Professor of Investment         176     Director of Tiffany
DOB: 2/23/35                              the Trust      Banking Emeritus, Harvard University                    & Co. (specialty
                                          since 1986;    Graduate School of Business                             retailer) and
                                          of the         Administration.                                         Telect, Inc.
                                          Portfolio                                                              (telecommunication
                                          since 1992                                                             services company)

NORTON H. REAMER        Trustee           Trustee of     President, Unicorn Corporation (an              176     None
DOB: 9/21/35                              the Trust      investment and financial advisory
                                          since 1985;    services company) (since September
                                          of the         2000).  Chairman, Hellman, Jordan
                                          Portfolio      Management Co., Inc. (an investment
                                          since 1992     management company) (since November
                                                         2000).  Advisory Director of Berkshire
                                                         Capital Corporation (investment banking
                                                         firm) (since June 2002).  Formerly
                                                         Chairman of the Board, United Asset
                                                         Management Corporation (a holding
                                                         company owning institutional investment
                                                         management firms) and Chairman,
                                                         President and Director, UAM Funds
                                                         (mutual funds).

LYNN A. STOUT           Trustee           Since 1998     Professor of Law, University of                 176     None
DOB: 9/14/56                                             California at Los Angeles School of Law
                                                         (since July 2001).  Formerly, Professor
                                                         of Law, Georgetown University Law
                                                         Center.

(1) The business address of each Trustee is The Eaton Vance Building, 255 State Street, Boston, MA 02109.
(2)  Includes both master and feeder funds in master-feeder structure.

The following table shows the dollar range of equity securities beneficially owned by each Trustee in the Fund and in all Eaton Vance funds overseen by the Trustee as of June 30, 2002. Portfolio shares cannot be owned by Trustees. The valuation date for the shares owned is June 30, 2002.

                                                                           Aggregate Dollar Range of Equity
                                                                          Securities Owned in All Registered
                                            Dollar Range of Equity         Funds Overseen by Trustee in the
              Name of Trustee            Securities Owned in the Fund          Eaton Vance Fund Complex
              ---------------            ----------------------------          ------------------------
     INTERESTED TRUSTEES
       Jessica M. Bibliowicz                         None                          $10,001 - $50,000
       James B. Hawkes                               None                            over $100,000
     NONINTERESTED TRUSTEES
       Rudi Dornbusch                                None                                None
       Donald R. Dwight                          $1 - $10,000                        over $100,000
       Samuel L. Hayes, III                          None                            over $100,000
       Norton H. Reamer                        $10,001 - $50,000                     over $100,000
       Lynn A. Stout                                 None                          $10,001 - $50,000

Unless authority to vote for election of one or more of the nominees is specifically withheld by executing the proxy in the manner stated thereon, it is the present intention that the enclosed proxy will be used for the purpose of voting in favor of the election of all nominees as Trustees as described above to hold office in accordance with the By-Laws. Each Trustee nominee has consented to stand for election and to serve as a Trustee if elected. If any nominee should be unable to serve, an event not now anticipated, the discretionary power given in the proxy may be used to vote for a substitute nominee as designated by the Board of Trustees to replace such person (unless authority to vote for election of all nominees is specifically withheld by executing the proxy in the manner stated thereon).

BOARD MEETINGS AND COMMITTEES

During the calendar year ended December 31, 2001, the Trustees met eight times, the Special Committee met four times, the Audit Committee met once and the Nominating Committee met once. Each Trustee currently serving on the Board attended at least 75% of such Board and committee meetings on which he or she serves. The Portfolio has the same committee structure and composition as the Trust.

The Nominating Committee of the Board of Trustees is comprised of the Trustees who are not "interested persons" as that term is defined under the 1940 Act. Messrs. Treynor (Chairman), Dwight, Hayes, Reamer and Ms. Stout are currently serving on the Committee. The purpose of the Committee is to recommend to the Board nominees for the position of noninterested Trustee and to assure that at least a majority of the Board of Trustees is independent of Eaton Vance and its affiliates. The Trustees will, when a vacancy exists or is anticipated, consider any nominee for Trustee recommended by a shareholder if such recommendation is submitted to the Board in writing and contains sufficient background information concerning the individual to enable a proper judgment to be made as to such individual's qualifications.

Messrs. Treynor (Chairman), Dwight and Reamer are members of the Audit Committee of the Board of Trustees. The Audit Committee's functions include making recommendations to the Trustees regarding the selection and performance of the independent accountants, and reviewing matters relative to accounting and auditing practices and procedures, accounting records, and the internal accounting controls, of the Fund, and certain service providers.

Messrs. Hayes (Chairman), Dwight, Reamer and Ms. Stout are members of the Special Committee of the Board of Trustees. The purpose of the Special Committee is to consider, evaluate and make recommendations to the full Board of Trustees concerning (i) all contractual arrangements with service providers to the Fund, including investment advisory, administrative, transfer agency, custodial and fund accounting and distribution services, and (ii) all other matters in which Eaton Vance or its affiliates has any actual or potential conflict of interest with the Fund or its shareholders.

REMUNERATION OF TRUSTEES

Trustees of the Portfolio who are not affiliated with EVM or BMR may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of a Trustees Deferred Compensation Plan (a "Trustees' Plan"). Under each Trustees' Plan, an eligible Trustee may elect to have his deferred fees invested by the Portfolio in the shares of one or more funds in the Eaton Vance Group of Funds, and the amount paid to the Trustees under each Trustees' Plan will be determined based upon the performance of such investments. Deferral of Trustees' fees in accordance with each Trustees' Plan will have a negligible effect on the Portfolio's assets, liabilities, and net income per share, and will not obligate the Portfolio to retain the services of any trustee or obligate the Portfolio to pay any particular level of compensation to the Trustee. Neither the Fund nor the Portfolio has a retirement plan for Trustees. The fees and expenses of those Trustees who are not members of the Eaton Vance Organization will be paid by the Fund. The compensation earned by the noninterested Trustees in their capacities as Trustees of the Fund as of the Fund's most recent fiscal year end, and the compensation earned in their capacities as Trustees of the registered investment companies in the Eaton Vance Group of Funds for the year ended December 31, 2001, is set forth in the following table.

     Source of           Jessica M.        Donald R.      Samuel L.           Norton H.            Lynn A.
    Compensation         Bibliowicz         Dwight       Hayes, III            Reamer               Stout
    ------------         ----------         ------       ----------            ------               -----
      Trust(2)          $  12,209         $   9,902        $  10,660          $   9,767          $  11,296
     Portfolio              5,946             5,334(3)         5,640              5,261              5,903(4)
  Complex Total(1)        160,000           162,500(5)       170,000            160,000            160,000(6)

(1) As of June 30, 2002, the Eaton Vance fund complex consisted of 177 registered investment companies or series thereof.
(2) The Trust consisted of 28 Funds as of June 30, 2002.
(3) Includes $3,049 of deferred compensation.
(4) Includes $889 of deferred compensation.
(5) Includes $60,000 of deferred compensation.
(6) Includes $16,000 of deferred compensation.

ELECTION OF PORTFOLIO TRUSTEES. As noted above, each nominee for Trustee of the Trust has been nominated to serve as a Trustee of the Portfolio. When voting on a parallel proposal to elect Trustees of the Portfolio, the Fund will vote its interest in the Portfolio for or against a nominee in the same proportion as the instructions received in this Proposal to vote for or against that nominee. Based on the current net assets of the Fund and the Portfolio, the Fund owns in excess of 95% of the interest in the Portfolio.

VOTING AT THE MEETING. Unless authority to vote for election of one or more nominees is specifically withheld by executing the proxy in the manner stated thereon, it is the present intention that the enclosed proxy will be used for the purpose of authorizing the Fund to vote in favor of the election of the nominees set forth in Proposal 1 to be Trustees of the Trust and Portfolio, to hold office until their successors are elected and qualified.

VOTE REQUIRED TO APPROVE PROPOSAL 1. The Trust's Board of Trustees shall be elected by a plurality of the shares of the entire Trust voted in person or by proxy.

THE BOARD OF TRUSTEES RECOMMENDS THAT THE SHAREHOLDERS OF THE FUND VOTE TO ELECT EACH NOMINEE AS A TRUSTEE OF THE TRUST.

                     PROPOSAL 2. ELIMINATION OR AMENDMENT OF
                     CERTAIN FUNDAMENTAL INVESTMENT POLICIES

     The 1940 Act requires a registered investment company like the Fund to have certain specific investment policies that can be changed only by a shareholder vote. Investment companies may also elect to designate other policies that may be changed only by a shareholder vote. Both types of policies are often referred to as "fundamental" policies. (In this proxy statement, the word "restriction" is sometimes used to describe a policy.) Some fundamental policies were adopted in the past by the Fund to reflect certain regulatory, business or industry conditions which are no longer in effect. Accordingly, the Trustees authorized a review of the Fund's fundamental policies to simplify and modernize those policies which are required to be fundamental, and to eliminate as fundamental any policies which are not required to be fundamental under current law, the positions of the staff of the Securities and Exchange Commission or otherwise. In particular, the National Securities Markets Improvement Act of 1996 permitted investment companies to eliminate investment restrictions formerly imposed by state securities ("Blue Sky") regulations. Shareholders of numerous other funds advised by EVM or BMR have approved similar revisions to their fundamental policies, and if these proposed revisions are approved then the uniformity of such policies would serve to facilitate Eaton Vance's compliance efforts.

     The Trustees also are proposing to adopt a new fundamental restriction (Restriction (15)) in order to clarify the Fund's authority to invest its assets in another open-end investment company that has the same objective, policies and restrictions as the Fund. Because the substance of proposed Restriction (15) is included in several of the Fund's existing restrictions, adopting a single restriction simplifies the Fund's other restrictions. Restriction (15) will permit the Fund to invest in one or more open-end investment companies that collectively have the same investment objective, policies and restrictions as the Fund. Under the existing restrictions, the Fund can only invest in one other investment company. The Fund currently invests all of its assets in the Portfolio. It has no current intention to invest its assets in any other investment companies.

     The proposed changes to the Fund's fundamental policies are discussed in detail below. Please refer to the statement of the Fund's restrictions set forth in Exhibit A, which is marked to show the changes to each restriction that would result if this Proposal is approved. By reducing to a minimum those policies which can be changed only by shareholder vote, the Fund would be able to avoid the costs and delay associated with a future shareholder meeting and the Trustees believe that the ability to manage the Fund's portfolio in a changing regulatory or investment environment will be enhanced. Accordingly, investment management opportunities will be increased. The references to the Fund's investment restrictions correspond to the numbered paragraphs in Exhibit A. If this Proposal is approved, the restrictions may be reordered. The proposed changes will not affect current management of the Fund's portfolio.

ELIMINATION OF CERTAIN RESTRICTIONS

     The Trustees propose to delete Restrictions (3) through (6), (10) and (12) through (14) because such restrictions are not required to be fundamental policies under the 1940 Act and/or the practices referred to in the restrictions are otherwise governed by the 1940 Act.

     Restriction (3) concerning short sales prohibits the Fund from engaging in such transactions unless they are "against the box." In a short sale, the Fund would sell a borrowed security with a corresponding obligation to return the same security. This restriction is not required to be fundamental. The Fund has a non-fundamental policy limiting short sales that is similar to Restriction (3) except that it allows the Fund to hold cash or other liquid securities in a segregated account as collateral for a short sale.

     Restriction (4) relates to the Fund's issuer diversification. The substance of this restriction (modified to apply to 75% of the Fund's total assets) has been incorporated into Restriction (1) described below under "Amendment of Certain Restrictions."

     Restriction (5) concerning investment in other investment companies prohibits the Fund from investing in securities of other investment companies. Investment in other investment companies is regulated by the 1940 Act and this restriction does not contain all of the provisions of the 1940 Act regarding such investments.

     Restriction (6) limits transactions by the Fund in securities of issuers that have directors, trustees or officers in common with the Trust. Restriction
(13) concerning transactions with affiliates generally prohibits the Fund from buying or selling securities from the Trust's officers or Trustees or other affiliates. The 1940 Act's provisions on affiliated transactions govern such transactions and EVM maintains a code of ethics to monitor transactions affecting the Fund.

     Restriction (10) prohibits the Fund from investing for the purpose of exercising control or management of other companies. Restriction (14) concerns the purchasing of oil, gas or other mineral leases. These restrictions are being deleted because they were formerly required by "Blue Sky" laws and are not otherwise required to be fundamental policies.

     Restriction (12) concerns investing in physical commodities. The substance of this restriction has been incorporated into Restriction (11) described below under "Amendment of Certain Restrictions."

AMENDMENT OF CERTAIN RESTRICTIONS

     The Trustees propose to amend the following fundamental restrictions.

     Restriction (1) concerns issuer diversification. Under the existing restriction, the Fund may not purchase a security (other than certain U.S. Government securities) if the purchase would cause more than 5% of its total assets to be invested in the securities of a single issuer. The restriction has been amended to reflect the diversification requirements imposed by the 1940 Act, which require diversification with respect to only 75% of the Fund's total assets. The amended restriction would provide the Fund with more investment flexibility to invest with respect to 25% of its total assets in excess of 5% of its assets in a single issuer or own in excess of 10% of an issuer's voting securities.

     While substantively unchanged, Restriction (2) concerning purchases on margin and Restriction (7) concerning underwriting securities and participation in joint trading accounts have been amended to describe more simply the prohibitions contained therein. In addition, Restriction (7) has been amended to eliminate the prohibition on participation in joint trading accounts and the Fund would be permitted to participate in such an account (to invest cash balances, for example) consistent with applicable law.

     Restriction (8) concerning lending has been amended to reflect current regulatory restraints and conform the restriction to the lending policy of other Eaton Vance funds. As amended, this restriction would permit the Fund to lend cash consistent with applicable law.

     Restriction (9) concerning borrowing has been revised to permit borrowing and the issuance of senior securities consistent with the 1940 Act. The positions of staff of the Securities and Exchange Commission on borrowings and senior securities have evolved over the years with the development of new investment strategies, such as reverse repurchase agreements and futures transactions. The Fund would like the ability to consider use of new investment techniques consistent with the 1940 Act as interpretations of the 1940 Act are further developed.

     Restriction (11) currently prohibits certain real estate investments. The restriction has been amended to include a prohibition on transactions in commodities or commodities contracts for the purchase or sale of physical commodities (presently contained in Restriction (12)).

CHANGES TO THE PORTFOLIO'S FUNDAMENTAL RESTRICTIONS. When voting on a parallel proposal to eliminate or amend a fundamental investment restriction of the Portfolio, the Fund will vote its interest in the Portfolio for or against such proposal proportionately to the instructions to vote for or against such elimination or amendment in this Proposal. If a sufficient number of votes in favor of amending some or all of the Portfolio's restrictions are received from the investors in the Portfolio, such restrictions will be amended.

VOTE REQUIRED TO APPROVE PROPOSAL 2. Approval of the elimination or amendment of a restriction requires the affirmative vote of a majority of the outstanding voting securities of the Fund which term as used in this Proxy Statement means the vote of the lesser of (a) more than 50% of the outstanding shares of the Fund, or (b) 67% of the shares of the Fund present at the meeting if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy at the meeting.

The Trustees have considered various factors and believe that this Proposal will increase investment management flexibility and is in the best interests of the Fund's shareholders. If the Proposal is not approved, the Fund's present fundamental restrictions will remain in effect and a shareholder vote would be required before the Fund could engage in activities prohibited by a fundamental restriction.

THE BOARD OF TRUSTEES RECOMMENDS THAT THE SHAREHOLDERS OF THE FUND VOTE IN FAVOR OF THE ELIMINATION OR AMENDMENT OF THE FUND'S INVESTMENT RESTRICTIONS AS DESCRIBED IN THIS PROPOSAL 2.

                       NOTICE TO BANKS AND BROKER/DEALERS
The Fund has previously solicited all Nominee and Broker/Dealer accounts as to the number of additional proxy statements required to supply owners of shares. Should additional proxy material be required for beneficial owners, please forward such requests to Eaton Vance Management, The Eaton Vance Building, 255 State Street, Boston, MA 02109, Attn: Proxy Coordinator.

                             ADDITIONAL INFORMATION
AUDITORS, AUDIT FEES AND ALL OTHER FEES. Deloitte & Touche LLP ("Deloitte"), 200 Berkeley Street, Boston, Massachusetts 02116, serve as independent accountants of the Fund and the Portfolio. Deloitte is expected to be represented at the Special Meeting, but if not, a representative will be available by telephone should the need for consultation arise. For the most recent fiscal year, the Fund and Portfolio paid an aggregate of $9,300 and $56,700, respectively, in audit fees and $6,200 and $4,800, respectively, in non-audit fees to Deloitte. Deloitte also provides services to numerous other investment companies sponsored by Eaton Vance and serves as EVC's auditors. Total fees paid to Deloitte by EVC (and its affiliates) for EVC's fiscal year ended October 31, 2001 were $1,162,903. The Audit Committee and Board of Trustees are aware that Deloitte provides services to the Eaton Vance Organization.

OFFICERS OF THE TRUST AND PORTFOLIO. The officers of the Trust and Portfolio and their length of service are set forth below. Because of their positions with Eaton Vance and their ownership of EVC stock, the officers of the Trust and the Portfolio benefit from the advisory fees paid by the Portfolio to BMR.

                        POSITION(S)
NAME, ADDRESS            HELD WITH        TERM OF OFFICE AND                    PRINCIPAL OCCUPATIONS
AND AGE(1)             FUND/PORTFOLIO    LENGTH OF TIME SERVED                 DURING PAST FIVE YEARS(2)
---------------------------------------------------------------------------------------------------------------------------
THOMAS J. FETTER       Vice President    President of the        Vice President of Eaton Vance and BMR.  Officer of
DOB: 8/20/43                             Trust and Portfolio     113 investment companies managed by Eaton Vance or
                                         since 1993              BMR.

ROBERT B. MACINTOSH    Vice President    Vice President of the   Vice President of Eaton Vance and BMR.  Officer of
DOB: 1/22/57                             Trust and Portfolio     112 investment companies managed by Eaton Vance or
                                         since 1993              BMR.

THOMAS M. METZOLD      Vice President    Vice President of the   Vice President of Eaton Vance and BMR.  Officer of 6
DOB: 8/3/58                              Portfolio since 1995    investment companies managed by Eaton Vance or BMR.

ALAN R. DYNNER           Secretary       Since 1997              Vice President, Secretary and Chief Legal Officer of
DOB: 10/10/40                                                    BMR, Eaton Vance, EVD and EVC.  Officer of 176
                                                                 investment companies managed by Eaton Vance or BMR.

JAMES L. O'CONNOR        Treasurer       Treasurer of the        Vice President of BMR, Eaton Vance and EVD.  Officer
DOB: 4/3/45                              Trust since 1989; of    of 176 investment companies managed by Eaton Vance
                                         the Portfolio since     or BMR.
                                         1992

(1) The business address of each officer is The Eaton Vance Building, 255 State Street, Boston, MA 02109.
(2)  Includes both master and feeder funds in master-feeder structure.

INVESTMENT ADVISER, ADMINISTRATOR AND UNDERWRITER. BMR serves as investment adviser to the Portfolio, as well as many of other funds in the Eaton Vance Group of Funds. In addition, Eaton Vance serves as administrator to the Fund. EVD acts as the principal underwriter for the Fund and as placement agent for the Portfolio. The business address of Eaton Vance, BMR and EVD is The Eaton Vance Building, 255 State Street, Boston, MA 02109.

PROXY SOLICITATION AND TABULATION. The expense of preparing, printing and mailing this Proxy Statement and enclosures and the costs of soliciting proxies on behalf of the Trust's Board of Trustees will be borne by the Fund. Proxies will be solicited by mail and may be solicited in person or by telephone, telegraph, facsimile or other electronic means by officers of the Trust, by personnel of Eaton Vance, by the Fund's transfer agent, PFPC, Inc., by broker-dealer firms or by a professional solicitation organization. The Fund has retained D.F. King & Co., Inc. of New York, NY ("DF King ") to assist in the solicitation of proxies, for which the Fund will pay an estimated average fee of approximately $______ plus out-of-pocket expenses. The expenses connected with the solicitation of these proxies and with any further proxies which may be solicited by the Fund's officers, by Eaton Vance personnel, by the transfer agent, PFPC, Inc., by broker-dealer firms, by DF King, in person, or by telephone, by telegraph, by facsimile or other electronic means will be borne by the Fund. A written proxy may be delivered to the Fund or its transfer agent prior to the meeting by facsimile machine, graphic communication equipment or other electronic transmission. The Fund will reimburse banks, broker-dealer firms, and other persons holding shares registered in their names or in the names of their nominees, for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares. Total estimated costs are [$ .]

Shareholders may also choose to give their proxy votes by telephone using an automated telephonic voting system or through the internet rather than return their proxy cards. Please see the proxy card for details. The Fund may arrange for Eaton Vance, its affiliates or agents to contact shareholders who have not returned their proxy cards and offer to have votes recorded by telephone. If the

Fund records votes by telephone or through the internet, it will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies voted by telephone or the internet may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.

All proxy cards solicited by the Board of Trustees that are properly executed and telephone and internet votes that are properly delivered and received by the Secretary prior to the meeting, and which are not revoked, will be voted at the meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on the proxy card with respect to a Proposal, it will be voted for the matters specified on the proxy card. For purposes of determining the presence or absence of a quorum and for determining whether sufficient votes have been received for approval of any matter to be acted upon at the meeting, abstentions and broker non-votes (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present at the meeting but which have not been voted. Accordingly, abstentions and broker non-votes will assist the Fund in obtaining a quorum but will have no effect on the outcome of the Proposals.

If a quorum is not present at the meeting or if the quorum is present at the meeting but sufficient votes by the shareholders of the Fund in favor of any Proposal set forth in the Notice of this meeting are not received by the meeting date, the persons named as attorneys in the enclosed proxy may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares of the Fund present in person or by proxy at the session of the meeting to be adjourned. The persons named as attorneys in the enclosed proxy will vote in favor of such adjournment those proxies that they are entitled to vote in favor of the Proposal for which further solicitation of proxies is to be made. They will vote against any such adjournment those proxies required to be voted against such Proposal. The costs of any such additional solicitation and of any adjourned session will be borne by the Fund as described above.

SHAREHOLDER PROPOSALS. Shareholders wishing to submit proposals for consideration at a subsequent shareholders' meeting should send their written proposals to: Secretary, Eaton Vance Group of Funds, The Eaton Vance Building, 255 State Street, Boston, MA 02109. Proposals must be received in advance of a proxy solicitation to be considered and the mere submission of a proposal does not guarantee inclusion in the proxy statement or consideration at the meeting. The Fund does not conduct annual meetings.


August 12, 2002

                                                                       EXHIBIT A

The following shows the changes to the Fund's fundamental investment restrictions that will be made if Proposal 2 is approved. Additions to a restriction appear in typeface that is bold and italicized; deletions appear in brackets.

The Fund may not:

     (1) WITH RESPECT TO 75% OF ITS TOTAL ASSETS, INVEST [Purchase any security (other than U.S. Government securities) if such purchase, at the time thereof, would cause] more than 5% of [the] ITS total assets [of the Fund] (taken at CURRENT [market] value) [to be invested] in the securities of ANY ONE [a single] issuer, OR INVEST IN MORE THAN 10% OF THE OUTSTANDING VOTING SECURITIES OF ANY ONE ISSUER, EXCEPT OBLIGATIONS ISSUED OR GUARANTEED BY THE U.S. GOVERNMENT, ITS AGENCIES OR INSTRUMENTALITIES AND EXCEPT SECURITIES OF OTHER INVESTMENT COMPANIES; [provided, however, that the Fund may invest all or part of its investable assets in an open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund;]

     (2) Purchase ANY securities OR EVIDENCES OF INTEREST THEREIN on "margin," THAT IS TO SAY IN A TRANSACTION IN WHICH IT HAS BORROWED ALL OR A PORTION OF THE PURCHASE PRICE AND PLEDGED THE PURCHASED SECURITIES OR EVIDENCES OF INTEREST THEREIN AS COLLATERAL FOR THE AMOUNT SO BORROWED; [(but the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities). The deposit or payment by the Fund of initial or maintenance margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin;]

     (3) [Make short sales of securities or maintain a short position, unless at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short, and unless not more than 25% of the Fund's net assets (taken at current value) is held as collateral for such sales at anyone time. (The Fund will make such sales only for the purpose of deferring realization of gain or loss for federal income tax purposes);]

     (4) [Purchase securities of any issuer if such purchase, at the time thereof, would cause more than 10% of the total outstanding voting securities of such issuer to be held by the Fund; provided, however, that the Fund may invest all or part of its investable assets in an open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund;]

     (5) [Purchase securities issued by any other open-end investment company or investment trust; provided, however, that the Fund may invest all or part of its investable assets in an open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund;]

     (6) [Purchase or retain in its portfolio any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Trust or is a member, officer, director or trustee of any investment adviser of the Fund, if after the purchase of the securities of such issuer by the Fund one or more of such persons owns beneficially more than 1/2 of 1 % of the shares or securities or both (all taken at market value) of such issuer and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities or both (all taken at market value);]

     (7) ENGAGE IN THE UNDERWRITING OF SECURITIES; [Underwrite or participate in the marketing of securities of others, except insofar as it may technically be deemed to be an underwriter in selling a portfolio security under circumstances which may require the registration of the same under the Securities Act of 1933, or participate on a joint or a joint and several basis in any trading account in securities;]

     (8) MAKE LOANS TO OTHER PERSONS EXCEPT BY (A) THE ACQUISITION OF DEBT SECURITIES AND MAKING PORTFOLIO INVESTMENTS, (B) ENTERING INTO
          REPURCHASE AGREEMENTS, (C) LENDING PORTFOLIO SECURITIES, AND (D) LENDING CASH CONSISTENT WITH APPLICABLE LAW; [Lend any of its funds or other assets to any person, directly or indirectly, except (i) through repurchase agreements and (ii) through the loan of a portfolio security. (The purchase of a portion of an issue of debt obligations, whether or not the purchase is made on the original issuance, is not considered the making of a loan);]

     (9) Borrow money or ISSUE SENIOR SECURITIES EXCEPT AS PERMITTED BY THE 1940 ACT; [pledge its assets in excess of 1/3 of the value of its net assets (excluding the amount borrowed) and then only if such borrowing is incurred as a temporary measure for extraordinary or emergency purposes or to facilitate the orderly sale of portfolio securities to accommodate redemption requests; or issue securities other than its shares of beneficial interest, except as appropriate to evidence indebtedness, including reverse repurchase agreements, which the Fund is permitted to incur. The Fund will not purchase securities while outstanding temporary bank borrowings exceed 5% of its total assets; provided, however, that the Fund may increase its interest in an open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund while such borrowings are outstanding. The deposit of cash, cash equivalents and liquid debt securities in a segregated account with the custodian and/or with a broker in connection with futures contracts or related options transactions and the purchase of securities on a "when-issued" basis is not deemed to be a pledge;]

     (10) [Invest for the purpose of exercising control or management of other companies; provided, however, that the Fund may invest all or part of its investable assets in an open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund;]

     (11) BUY [Purchase] or sell real estate[,] (although it may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate), COMMODITIES OR COMMODITY CONTRACTS FOR THE PURCHASE OR SALE OF PHYSICAL COMMODITIES; OR

     (12) [Purchase or sell physical commodities or contracts for the purchase or sale of physical commodities;]

     (13) [Buy investment securities from or sell them to any of the officers or Trustees of the Trust, its investment adviser or its underwriter, as principal; however, any such person or concerns may be employed as a broker upon customary terms; or]

     (14 [Purchase oil, gas or other mineral leases or purchase partnership interests in oil, gas or other mineral exploration or development programs.]

     (15) NOTWITHSTANDING THE INVESTMENT POLICIES AND RESTRICTIONS OF THE FUND, THE FUND MAY INVEST ITS INVESTABLE ASSETS IN ANOTHER OPEN-END MANAGEMENT INVESTMENT COMPANY WITH SUBSTANTIALLY THE SAME INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS AS THE FUND; MOREOVER, SUBJECT TO TRUSTEE APPROVAL, THE FUND MAY INVEST ITS INVEST ABLE ASSETS IN TWO OR MORE OPEN-END MANAGEMENT INVESTMENT COMPANIES WHICH TOGETHER HAVE SUBSTANTIALLY THE SAME INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS AS THE FUND, TO THE EXTENT PERMITTED BY SECTION 12(D)(1)(G) OF THE 1940 ACT.

                                                                       EXHIBIT B

As of June 30, 2002, the following record owners of each class of the Fund held the share percentages indicated below, which was owned either (i) beneficially by such person(s) or (ii) of record by such person(s) on behalf of customers who are the beneficial owners of such shares and as to which such record owner(s) may exercise voting rights under certain limited circumstances. Beneficial owners of 25% or more of a class of the Fund are presumed to be in control of the class for purposes of voting on certain matters submitted to shareholders.

                                                       ADDRESS           % OWNED
                                                       -------           -------
 Class A Shares
     Merrill Lynch, Pierce, Fenner & Smith, Inc.     Jacksonville, FL     12.7%
 Class B Shares
     Merrill Lynch, Pierce, Fenner & Smith, Inc.     Jacksonville, FL     23.3%
 Class C Shares
     Merrill Lynch, Pierce, Fenner & Smith, Inc.     Jacksonville, FL     24.7%
 Class I Shares*
     Thomas M. Metzold**                             Westwood, MA         74.7%
     Alan R. Dynner**                                Boston, MA           12.0%
     Cornelius J. Sullivan                           Charlestown, MA       7.6%

*  Class I shares are also known as "Institutional Shares."
** Mr. Metzold is the Portfolio Manager and Vice President of the Portfolio and
   Mr. Dynner is Secretary of the Trust and Portfolio.

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT
                        PLEASE SIGN, DATE AND RETURN YOUR
                                   PROXY TODAY

                  Please detach at perforation before mailing.

                      EATON VANCE NATIONAL MUNICIPALS FUND
                         SPECIAL MEETING OF SHAREHOLDERS
                                 OCTOBER 7, 2002
                 PROXY SOLICITED ON BEHALF OF BOARD OF TRUSTEES

         Your Control Number is

                                                     *** 3 EASY WAYS TO VOTE YOUR PROXIES ***

              VOTE BY TELEPHONE                           VOTE ON THE INTERNET                             VOTE BY MAIL
1.  Read the Proxy Statement and have this     1.  Read the Proxy Statement and have this   1.  Read the Proxy Statement
    card at hand                                   card at hand                             2.  If you want to vote all of your
                                                                                                account, use the Proxy Card below
2.  Call toll-free 1-____________              2.  Go to www.____________.com/proxy
3.  Enter the control number shown above       3.  Enter the control number shown above     3.  Return the card in the postage-paid
    and follow the simple instructions             and follow the simple instructions           envelope provided
4.  Keep this card for your records            4.  Keep this card for your records

The undersigned holder of shares of beneficial interest of Eaton Vance National Municipals Fund (the "Fund"), hereby appoints JAMES B. HAWKES, ALAN R. DYNNER and THOMAS E. FAUST JR., and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Special Meeting of Shareholders of the Fund to be held at the principal office of the Fund, The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, on Monday, October 7, 2002 at 1:30 P.M., Boston Time, and at any and all adjournments thereof, and to vote all shares of beneficial interest of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.


          MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT               [   ]


          Note: Please sign this proxy as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

          --------------------------------------------------------------
          Signature(s)

          --------------------------------------------------------------
          Date

    PLEASE VOTE, DATE, SIGN AND PROMPTLY RETURN IN THE ACCOMPANYING ENVELOPE.
                    NO POSTAGE REQUIRED IF MAILED IN THE U.S.
                            (Please see reverse side)

            Please fold and detach card at perforation before mailing



PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. PLEASE DO NOT USE FINE POINT PENS. [ X ]

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF SPECIAL MEETING AND PROXY STATEMENT.


THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:

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
                                                                                                  FOR all              WITHHOLD
1.  To elect as Trustee the following nominees:                                                Nominees Listed        authority to
                                                                                             (except as noted in      vote for all
    (01) Jessica M. Bibliowicz, (02) James B. Hawkes, (03) Rudi Dornbusch,                    the line at left)      nominees listed
    (04) Donald R. Dwight, (05) Samuel L. Hayes, III, (06) Norton H. Reamer,
    (07) Lynn A. Stout
                                                                                                      [ ]                   [ ]
    INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE
    THAT NOMINEE'S NUMBER ON THE LINE BELOW.
    ----------------------------------------------------------------------------


                                                                                FOR                 AGAINST               ABSTAIN
2(a) To amend the Fund's restriction on issuer diversification.                 [ ]                   [ ]                   [ ]
2(b) To amend the Fund's restriction relating to purchases on margin.           [ ]                   [ ]                   [ ]
2(c) To eliminate the Fund's restriction on short sales.                        [ ]                   [ ]                   [ ]
2(d) To eliminate the Fund's restrictions on purchasing more than 10%           [ ]                   [ ]                   [ ]
     of the voting securities of any issuer.
2(e) To eliminate the Fund's restriction on investing in other                  [ ]                   [ ]                   [ ]
     investment companies.
2(f) To eliminate the Fund's restriction on investing in issuers that           [ ]                   [ ]                   [ ]
     have common trustees, officers or shareholders with the Fund.
2(g) To amend the Fund's restriction on underwriting and joint trading.         [ ]                   [ ]                   [ ]
2(h) To amend the Fund's restriction on lending.                                [ ]                   [ ]                   [ ]
2(i) To amend the Fund's restriction on borrowing.                              [ ]                   [ ]                   [ ]
2(j) To eliminate the Fund's restriction on investing for control.              [ ]                   [ ]                   [ ]
2(k) To amend the Fund's restriction on investing in real estate.               [ ]                   [ ]                   [ ]
2(l) To eliminate the Fund's restriction on investing in physical
     commodities.                                                               [ ]                   [ ]                   [ ]
2(m) To eliminate the Fund's restriction on transactions with                   [ ]                   [ ]                   [ ]
     certain affiliates.
2(n) To eliminate the Fund's restriction on investments relating to             [ ]                   [ ]                   [ ]
     oil, gas, or other mineral leases.
2(o) To approve a new investment restriction relating to investing in           [ ]                   [ ]                   [ ]
     investment companies.
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